Supplement Dated July 1, 2013
To The Summary Prospectus Dated April 29, 2013,

Supplement Dated July 1, 2013
To the Prospectus Dated April 29, 2013

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective July 1, 2013, unless otherwise noted below.

In the summary prospectus for the Curian/PineBridge Merger Arbitrage Fund, in the section entitled “Principal Investment Strategies,” please delete the second paragraph under this section in its entirety and replace it with the following:

The Fund is permitted to hold long and short equity positions and generally invests in securities of U.S. and Canadian companies, but also may invest its assets in other foreign securities, including foreign receipts.  The Fund may invest in companies with large, medium, or small capitalizations.  The Fund may, as applicable, utilize leverage or engage in derivative transactions.  The Fund may also invest in various types of corporate and government debt obligations as part of its M&A arbitrage strategy.  Additionally, there may be periods of time where there are limited M&A investment opportunities and the Fund may invest large positions in cash or cash equivalents.

In the summary prospectus for the Curian/Van Eck International Gold Fund, in the section entitled “Principal Investment Strategies,” please add the following paragraphs to the end of the section:

The Fund will seek to gain exposure to commodity futures, gold bullion and other metals primarily by investing in Curian/Van Eck International Gold Fund Ltd. (“Subsidiary”), which invests primarily in gold bullion, gold futures and other instruments that provide direct or indirect exposure to gold, including ETFs, and also may invest in silver, platinum and palladium bullion and futures.

The Fund may invest up to 25% of the value of its total assets in the Subsidiary. The Subsidiary is a wholly owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. The Fund may invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law, rules and regulations that apply to regulated investment companies (“RICs”). The Subsidiary is subject to the same general investment policies and restrictions as the Fund, except that, unlike the Fund, the Subsidiary is able to invest without limitation in precious metals as described above and commodity-related investments subject to the same 1940 Act asset coverage requirements that are applicable to the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Subchapter M”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.  The Subsidiary is advised by the Adviser and Van Eck Associates Corporation, the Fund’s sub-adviser, and has the same money managers as the Fund. The Fund’s Chief Financial Officer and Chief Legal Officer serve as directors of the Subsidiary. The Subsidiary has entered into a separate investment advisory agreement with the Adviser for the management of the Subsidiary portfolio pursuant to which the Adviser has agreed to receive an advisory fee for services to the Subsidiary calculated in the same manner as the advisory fee the Fund pays. See section entitled “Advisory Fee” in the Prospectus.

In the summary prospectus for the Curian/Van Eck International Gold Fund, in the section entitled “Principal Risks of Investing in the Fund,” please delete the first paragraph in its entirety and replace it with the following:

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  (In the descriptions below of risks related to investments in commodities -- except that describing federal income tax risks -- references to the “Fund” include the Subsidiary as well.)

In the summary prospectus for the Curian/Van Eck International Gold Fund, in the section entitled “Principal Risks of Investing in the Fund,” please delete the “Commodity-linked derivatives risk” and replace it in its entirety with the following:

•
Commodity-linked derivatives risk – The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund’s investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

In the summary prospectus for the Curian/Van Eck International Gold Fund, in the section entitled “Principal Risks of Investing in the Fund,” please add the following risks:

•
Commodities regulatory and tax risk – Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The U.S. Commodity Futures Trading Commission (the “CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact the Fund’s ability to invest in commodity-linked derivatives.

The tax treatment of derivative instruments, including commodity-linked derivative instruments, may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.  Although the Internal Revenue Service (“IRS”) previously issued numerous private letter rulings that income and gain generated by investments in commodity-linked notes and income generated by investments in wholly owned foreign subsidiaries (“controlled foreign corporations”) that invest in commodity-linked derivative instruments constitute qualifying income under Subchapter M, the IRS suspended the issuance of these rulings in 2011.  If the IRS changes the position it took in those rulings and publishes an adverse determination relating to the treatment of such income and gain, the Fund would likely need to significantly change its investment strategy.  The Fund has received an opinion of counsel that the income and gain it derives from the Subsidiary should be qualifying income under Subchapter M; an opinion of counsel, however, is not binding on the IRS or the courts.

•
Subsidiary risk – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodities and commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments held directly by the Fund (see “Commodity-linked derivatives risk,” “Commodities regulatory and tax risk [except the part thereof relating to federal income tax risks],” and “Commodity risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Fund’s Adviser and Sub-Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could affect the Fund.

•
Tax risk – In order for the Fund to qualify as a RIC under Subchapter M, it must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI.  Income from commodities and certain commodity-linked derivative instruments in which the Fund may invest is not considered qualifying income.  The Fund will therefore annually restrict its income from commodities and commodity-linked derivative instruments, such as commodity-linked swaps, and other non-qualifying income to a maximum of 10% of its gross income.  The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M.  The annual net income, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund’s remaining qualified as a RIC. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund.

In the prospectus for the Curian/Van Eck International Gold Fund, in the section entitled “Principal Investment Strategies,” please add the following paragraphs to the end of the section:

The Fund will seek to gain exposure to commodity futures, gold bullion and other metals primarily by investing in Curian/Van Eck International Gold Fund Ltd. (“Subsidiary”), which invests primarily in gold bullion, gold futures and other instruments that provide direct or indirect exposure to gold, including ETFs, and also may invest in silver, platinum and palladium bullion and futures.

The Fund may invest up to 25% of the value of its total assets in the Subsidiary. The Subsidiary is a wholly owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. The Fund may invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law, rules and regulations that apply to regulated investment companies (“RICs”). The Subsidiary is subject to the same general investment policies and restrictions as the Fund, except that, unlike the Fund, the Subsidiary is able to invest without limitation in precious metals as described above and commodity-related investments subject to the same 1940 Act asset coverage requirements that are applicable to the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Subchapter M”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.  The Subsidiary is advised by the Adviser and Van Eck Associates Corporation, the Fund’s sub-adviser, and has the same money managers as the Fund. The Fund’s Chief Financial Officer and Chief Legal Officer serve as directors of the Subsidiary. The Subsidiary has entered into a separate investment advisory agreement with the Adviser for the management of the Subsidiary portfolio pursuant to which the Adviser has agreed to receive an advisory fee for services to the Subsidiary calculated in the same manner as the advisory fee the Fund pays. See section entitled “Advisory Fee” in the Prospectus.

In the prospectus for the Curian/Van Eck International Gold Fund, in the section entitled “Principal Risks of Investing in the Fund,” please add the following risks:

•	Commodities regulatory and tax risk
•	Subsidiary risk
•	Tax risk

In the prospectus, in the section entitled “Glossary of Risks,” please delete “Subsidiary risk (for Curian/AQR Risk Parity Fund only)” and “Tax risk (for Curian/AQR Risk Parity Fund only)” in their entirety and replace them with the following:

Subsidiary risk (for Curian/AQR Risk Parity Fund and Curian/Van Eck International Gold Fund only) – Each such Fund is the sole owner of a Cayman Islands entity (each, a “Subsidiary”).  Each Fund invests directly in its Subsidiary.  By investing in its Subsidiary, a Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodities and commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by its parent Fund and are subject to the same risks that apply to similar investments held directly by the Fund (see “Commodity-linked derivatives risk,” “Commodity-linked notes risk,” “Commodities regulatory and tax risk [except the part thereof relating to federal income tax risks],” and “Commodity Risk” above). There can be no assurance that the investment objective of any Subsidiary will be achieved. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, each Fund wholly owns and controls its Subsidiary, and each Fund and its Subsidiary are both managed by the Fund’s Adviser and Sub-Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of its parent Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could affect the Fund.

Tax risk (for Curian/AQR Risk Parity Fund and Curian/Van Eck International Gold Fund only) – In order for a Fund to qualify as a RIC, it must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI.  Income from commodities and certain commodity-linked derivative instruments in which a Fund may invest is not considered qualifying income.  A Fund will therefore annually restrict its income from commodities, commodity-linked derivative instruments, such as commodity-linked swaps, and other investments that do not generate qualifying income to a maximum of 10% of its gross income.

A Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M.  The annual net income, if any, realized by a Subsidiary and imputed for income tax purposes to its parent Fund should constitute qualifying income for purposes of the Fund’s remaining qualified as a RIC.  The tax treatment of commodity-linked notes, other commodity-linked derivatives and a Fund’s investments in its Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of a Fund’s taxable income or gains and of distributions made by a Fund.

This supplement is dated July 1, 2013.

(To be used with JMV7698 04/13, VC5869 04/13, JMV7697 04/13, VC5890 04/13, VC5890ML 04/13, VC4224 04/13, JMV8798 04/13, JMV9476 04/13, JMV5763ML 04/13, JMV9476ML 04/13, JMV5763WF 04/13, JMV9476WF 04/13, VC5995 04/13, JMV5765 04/13, JMV2731 04/13, JMV8037 04/13, JMV7698NY 04/13, NV5869 04/13, JMV7697NY 04/13, NV5890 04/13, NV4224 04/13, JMV9476NY 04/13, NV4224WF 04/13, JMV9476WFNY 04/13, NMV2731 04/13, JMV8037NY 04/13, FVC4224FT 04/13, VC5526 04/13, VC3656 04/13, VC3657 04/13, VC3723 04/13, NV5526 04/13, NV3174 04/13, NV3174CE 04/13, JMV9476L 04/13, JMV9476LNY 04/13 and NV3784 04/13.)

CMV11297  07/13

Supplement Dated July 1, 2013
To The Statement of Additional Information
Dated April 29, 2013

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective July 1, 2013, unless otherwise noted below.

On page 6, please delete section entitled “Cash Position” in its entirety and replace it with the following:

Cash Position.  The Funds may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds.  For temporary, defensive purposes, where purchases and redemptions (cash-flows) require, and when there are a lack of appropriate investment options, a Fund may invest without limitation in such securities.  This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, rebalances, and serves as a short-term defense during periods of unusual market volatility.

On page 8, please delete section entitled “Commodities, Commodities Futures, and Commodity-Linked Notes” in its entirety and replace it with the following:

Commodities, Commodities Futures, and Commodity-Linked Notes.  Certain of the Funds may invest directly in commodities, such as gold or silver.  Certain of the Funds may invest in commodity futures, which are futures agreements on certain commodities or on a commodities index.  Certain of the Funds may also invest in swaps on commodity futures, and/or commodity-linked notes.  Like any other investment, commodities are subject to risk of loss, and the prices and values of commodities move with market and economic conditions.

Besides investment risk, investments in commodities and commodities futures are limited by their tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).  For example, neither the direct purchase or sale of commodities nor the purchase or sale of commodity futures contracts generate “qualifying income” for a regulated investment company under Section 851(b)(2) of the Code.  However, the Internal Revenue Service has held that certain commodity-linked notes could generate regulated investment companies qualifying income.

A commodity-linked note requires an initial investment by the Fund and provides a return based on a formula referenced to a commodity index or specific commodity.  The Funds will typically invest in commodity-linked notes referenced to a particular commodity index.  At maturity, the issuer repays the initial investment to the Fund, plus a return, if any, based on the percentage change increase or decrease (sometimes magnified by a "leverage factor”) of the referenced index or commodity during the investment's term.  Typically, the issuer is also required to repay or retire the instrument before maturity if the index or commodity declines by a certain amount.  For example, a 15% decline in the referenced commodities index would trigger repayment.  Although these features may moderate a Fund’s exposure to the relevant commodity index or commodity, they do not prevent the Fund from loss if the referenced commodities index or commodity underperforms.  A Fund may lose money investing in commodity-linked notes.

The Curian/AQR Risk Parity Fund, the Curian Dynamic Risk Advantage – Diversified Fund, and the Curian Dynamic Risk Advantage – Growth Fund may invest in commodity-linked notes, swaps on commodity futures, and other commodity derivatives.

The Curian/AQR Risk Parity Fund and the Curian/Van Eck International Gold Fund will seek to gain exposure to the commodity market primarily through investments in a wholly owned subsidiary of the Curian/AQR Risk Parity Fund and the Curian/Van Eck International Gold Fund, respectively, both organized under the laws of the Cayman Islands (the “Subsidiary”). The Curian/AQR Risk Parity Fund and the Curian/Van Eck International Gold Fund may invest up to 25% of their net assets in the Subsidiary.

On page 20, please add the following:

Investment in Wholly-Owned Subsidiary. The Curian/AQR Risk Parity Fund and the Curian/Van Eck International Gold Fund may invest up to 25% of its net assets in their wholly-owned and controlled Subsidiaries which are expected to invest primarily in commodity swaps and futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions. As a result, the Curian/AQR Risk Parity Fund and the Curian/Van Eck International Gold Fund may be considered to be investing indirectly in these investments through their Subsidiaries.

The Subsidiaries will not be registered under the 1940 Act, but will be subject to certain of the investor protections of that Act.  The Curian/AQR Risk Parity Fund and the Curian/Van Eck International Gold Fund, each as sole shareholders of their Subsidiaries, will not have all of the protections offered to investors in registered investment companies.  However, since the Curian/AQR Risk Parity Fund and the Curian/Van Eck International Gold Fund are both wholly-own and control their Subsidiaries, and the Curian/AQR Risk Parity Fund and the Curian/Van Eck International Gold Fund and their Subsidiaries are managed by a sub-adviser, it is unlikely that the Subsidiaries will take action contrary to the interests of the Funds or their shareholders. The Funds’ Trustees have oversight responsibility for the investment activities of the Funds, including their investments in their Subsidiaries, and each Fund’s role as sole shareholder of its Subsidiary. Also, in managing their Subsidiaries’ portfolio, each Fund’s Sub-Adviser will apply the same investment restrictions and operational guidelines that apply to the management of the Funds, except that, unlike a Fund, a Subsidiary is able to invest without limitation in precious metals and commodity-related investments subject to the same 1940 Act asset coverage requirements that are applicable to that Fund.  Unlike a Fund, a Subsidiary will not seek to qualify as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended.

Changes in the laws of the United States and/or the Cayman Islands, under which the Curian/AQR Risk Parity Fund and the Curian/Van Eck International Gold Fund and their Subsidiaries, respectively, are organized, could result in the inability of the Funds or their Subsidiaries to operate as described in this SAI and could negatively affect the Funds and their shareholders.  For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that each Subsidiary must pay Cayman Islands taxes, the Curian/AQR Risk Parity Fund and the Curian/Van Eck International Gold Fund shareholders would likely suffer decreased investment returns.

On page 48, in the section entitled “Fundamental and Operating Policies,” please delete paragraph (4) in its entirety and replace with the following:

(4)           No Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and foreign contracts or from investing in securities or other instruments backed by physical commodities), except that the Curian/Van Eck International Gold Fund may invest in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion.  Such limitations do not apply to any Fund wholly-owned, subsidiary or controlled foreign corporation.

On pages 58-59, in the section “Trustees and Officers of the Trust” please add the following row under the sub-heading “Independent Trustees” in the table:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Mark S. Wehrle (56) 7601 Technology Drive Denver, CO 80237	Trustee2 (06/2013 to present)	53
Principal Occupation(s) During Past 5 Years:
Broker, RE/MAX Professionals (04/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (01/2011 to present); Partner, Deloitte & Touche LLP (09/1987 to 01/2011)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (07/2013 to present)

On page 62, in the section “Trustees and Officers of the Trust,” please delete sub-section “Committees of the Board of Trustees” in its entirety and replace with the following:

The Audit Committee assists the Board in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports.  The Audit Committee is responsible for providing the Board a recommendation for the Trust’s independent auditor and the auditor’s fee.  The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally.  As of July 1, 2013, Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel are members of the Audit Committee.  Mr. Wehrle serves as Chair of the Audit Committee.  Because the Audit Committee was newly formed on February 5, 2013, the Audit Committee did not hold any meetings during the last fiscal year.

The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board.  The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o Chair of the Committee, Gregory Contillo, Curian Variable Series Trust, 7601 Technology Way, Denver, Colorado, 80237.  As of July 1, 2013, Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel are members of the Nominating and Governance Committee.  Mr. Contillo serves as Chair of the Nominating and Governance Committee.  Because the Nominating and Governance Committee was newly formed on December 14, 2012, the Nominating and Governance Committee did not hold any meetings during the last fiscal year.

Prior to March 13, 2013, Messrs. Agostine, Contillo, Taylor and Wetzel were members of the CIT Committee.  Mr. Agostine served as Chair of the CIT Committee.  Prior to December 31, 2012, the CIT Committee was responsible for assisting the Board in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports.  The CIT Committee previously was responsible for the selection, of the Trust’s independent registered public accountant, and for the approval of its fee.  The CIT Committee also reviewed the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally.  The CIT Committee was also responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board.  The CIT Committee had four meetings in the last fiscal year and was disbanded on March 13, 2013 because of the establishment of the Audit Committee and Nominating and Governance Committee.

On pages 64-65, in the section “Trustee and Officers of the Trust,” sub-section “Additional Information Concerning The Trustees,” please add the following paragraph directly after the fifth paragraph:

Mark S. Wehrle.  Mr. Wehrle is an accomplished banking and business professional, with 26 years of extensive general business and financial services experience in both the public and private sector.  The Board concluded that Mr. Wehrle is suitable to act as Trustee of the Fund because of his extensive accounting and financial experience and his prior and current work experience.

This Supplement is dated July 1, 2013.

(To be used with CMV8711 04/13 and CMV8711PROXY 04/13.)

CMV11298  07/13